                                                                     EXHIBIT 4.1
                          [FORM OF STOCK CERTIFICATE]

NUMBER                                                               SHARES

                             Control Devices, Inc.
              Incorporated Under the Laws of the State of Indiana

This Certificate is Transferable in                        CUSIP 21238C 10 3
Boston, MA. or New York, N.Y.


This Certifies that



is the record holder of

        fully paid and non-assessable common shares without par value of

Control Devices, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile signatures of its officers.

                                        Dated:
                                               ---------------------------

/s/ Bruce D.Atkinson                           /s/ Jeffrey G. Wood
- ---------------------------                    ---------------------------
President                                      Secretary

                                               Countersigned and Registered
                                               The First National Bank of Boston
                                                      Transfer Agent
                                                      and Registrar
                                                   By
                                                        Authorized Officer
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                  [Reverse Side of Form of Stock Certificate]


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --- as tenants in common                UNIF TRANSFERS MIN ACT ---  _____ Custodian ____________
     TEN ENT  --- as tenants by the entireties                                    (Cust)             (Minor)
     JT TEN   --- as joint tenants with right                                     under Uniform Transfers
                  of survivorship and not as                                      to Minor Act ________________
                  tenants in common                                                               (State)

    Additional abbreviations may also be used though not in the above list.


                             CONTROL DEVICES, INC.


     The Corporation will upon written request, furnish to any shareholder without charge, a full statement of the designation, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series (and the authority of the Board of Directors of the Corporation to determine variations for future series).

For Value received _____________ hereby sell, assign and transfer unto [please
                                                                       -------
insert social security or other identifying number of assignee]
- ------------------------------------------------------------------------------
     (name and address of transferee should be printed or typewritten)
- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
the Common Shares represented by the within Certificate and do hereby irrevocably constitute and appoint____________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:____________________________           _________________________________
                                                    Signature


                                             _________________________________
                                                    Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OF ENLARGEMENT, OR ANY CHANGE WHATEVER.